UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2004

MGM MIRAGE

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada		89109
(Address of Principal Executive Offices)		(Zip Code)

(702) 693-7120
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The following information set forth in this Item 7.01 of this Form 8-K, including the unaudited pro forma condensed combined financial statements, attached as Exhibit 99 to this Form 8-K, is being furnished to, but not filed with, the SEC.

This Current Report on Form 8-K is being furnished to disclose the Unaudited Pro Forma Condensed Combined Financial Statements, prepared to give effect to the proposed acquisition by MGM MIRAGE of Mandalay Resort Group and including the Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2003 and the six months ended June 30, 2004 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2004, of MGM MIRAGE and the notes thereto. MGM MIRAGE will provide such Unaudited Pro Forma Condensed Combined Financial Statements and the notes thereto, in each case, furnished as Exhibit 99 to this Current Report, to potential investors of securities of MGM MIRAGE in a private placement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99*	Unaudited Pro Forma Condensed Combined Financial Statements of MGM MIRAGE and the notes thereto.

*	Exhibit 99 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: September 21, 2004	By:	/s/ Bryan L. Wright
		Name:	Bryan L. Wright
		Title:	Vice President - Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description
99	Unaudited Pro Forma Condensed Combined Financial Statements of MGM MIRAGE and the notes thereto.

*	Exhibit 99 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.